UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2003

MONSANTO COMPANY (Exact Name of Registrant as Specified in Charter)

Delaware	001-16167	43-1878297

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard St. Louis, Missouri 63167 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (314) 694-1000

SIGNATURE
EXHIBIT INDEX
EX-99.1 Modified Historical Pro Forma Financial

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

99.1	Modified historical pro forma financial information based on crop fiscal year posted by Monsanto Company to its web site

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 14, 2003, Monsanto Company posted to our web site historical pro forma financial information based on our new fiscal year-end of August 31st. On September 4, 2003, we modified certain of that historical pro forma financial information with additional pro forma financial information, including quarterly pro forma income statements for fiscal years 2001, 2002 and 2003. This modified historical pro forma financial information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The materials furnished herewith use the non-GAAP financial measures of “EBIT” and “free cash flow.” We define “EBIT” as earnings before cumulative effect of accounting change, interest and income taxes. EBIT is the primary operating performance measure for our two business segments. We believe that EBIT is useful to investors and management to demonstrate the operational profitability of our segments by excluding interest and taxes, which are generally accounted for across the entire company on a consolidated basis. EBIT is also one of the measures used by management in determining resource allocations within the company.

     We define “free cash flow” as the total of cash flows from operating activities and cash flows from investing activities. We believe that free cash flow is useful to investors and management as an indication of the ability of our business to generate cash. This cash can be used to meet business needs and obligations, reinvested into the company for future growth, or returned to our shareowners through dividend payments or share repurchases. Free cash flow is also used by management as one of the performance measures in determining incentive compensation.

     The presentation of EBIT and free cash flow is intended to supplement investors’ understanding of our operating performance. Our EBIT and free cash flow measures may not be comparable to other companies’ EBIT and free cash flow performance measures. Furthermore, these measures are not intended to replace net income (loss), cash flows, financial position, or comprehensive income (loss), as determined in accordance with accounting principles generally accepted in the United States.

     We are furnishing the information contained in this report, including the Exhibit, pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K promulgated by the Securities and Exchange Commission. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Exchange Act. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report, including the Exhibit.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2003

MONSANTO COMPANY

	By:	/s/ Michael L. DeCamp

	Name:	Michael L. DeCamp Assistant Secretary

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Modified historical pro forma financial information based on crop fiscal year posted by Monsanto Company to its web site

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